UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PROPHASE LABS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 27, 2023

Dear Stockholder:

The ProPhase Labs, Inc. Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Friday, June 16, 2023, at 4:00 p.m. Eastern Time, at the offices of Reed Smith LLP, 599 Lexington Avenue, 22nd Floor, New York, NY 10022. The meeting will start promptly at 4:00 p.m., Eastern Time.

Stockholders are invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, your vote is important. Please vote your shares by proxy in advance of the Annual Meeting as instructed in the enclosed proxy or voting instruction form. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a bank, broker or similar institution and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Details of the business to be conducted at the Annual Meeting are included in the attached Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.

Very truly yours,

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

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ProPhase Labs, Inc.

711 Stewart Avenue, Suite 200

Garden City, New York 11530

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

to be held Friday, June 16, 2023

TO THE STOCKHOLDERS OF PROPHASE LABS, INC.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of ProPhase Labs, Inc. (the “Company”), a Delaware corporation, will be held at the offices of Reed Smith LLP, located at 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on Friday, June 16, 2023, at 4:00 p.m., Eastern Time, for the following purposes:

(1)	To elect as directors the four nominees named in the proxy statement to serve as our board of directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

(2)	To ratify the appointment of Morison Cogen LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)	To consider and act upon a proposal to approve the Amended and Restated 2022 Equity Compensation Plan;

(4)	To consider and act upon a proposal to approve the Amended and Restated 2022 Directors’ Equity Compensation Plan; and

(5)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES AND IN FAVOR OF THE OTHER PROPOSALS DESCRIBED ABOVE AND IN THE ACCOMPANYING PROXY STATEMENT.

The record date for the Annual Meeting is April 20, 2023. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

/s/ Ted Karkus
Ted Karkus
Chairman of the Board of Directors
and Chief Executive Officer

Garden City, New York

April 27, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON JUNE 16, 2023

The Notice of 2023 Annual Meeting of Stockholders, Proxy Statement and 2022 annual report to stockholders are available at:

http://www.astproxyportal.com/ast/07814

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ProPhase Labs, Inc.

711 Stewart Avenue, Suite 200

Garden City, New York 11530

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
to be held June 16, 2023

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ProPhase Labs, Inc.

711 Stewart Avenue, Suite 200

Garden City, New York 11530

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE 2023 ANNUAL MEETING OF STOCKHOLDERS

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of ProPhase Labs, Inc. (the “Company,” “we,” “our,” or “us,” as the context requires) is providing this proxy statement (this “Proxy Statement”) to solicit your proxy in connection with the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held at the offices of Reed Smith LLP, located at 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on Friday, June 16, 2023, at 4:00 p.m., Eastern Time. The Board is requesting your vote on the proposals described in this Proxy Statement. This Proxy Statement and the accompanying proxy card, or voting instruction form, as applicable, are being mailed to stockholders on or about May 3, 2023.

Q:	Who is soliciting the proxies?

A:	We are soliciting proxies in the form enclosed on behalf of the Board. Our Board has selected Ted Karkus and Robert Morse (the “Named Proxies”) to vote all shares for which the Company has been appointed to act as proxy at the Annual Meeting. The Named Proxies will vote any properly executed proxy, if received in time and not revoked, at the Annual Meeting in accordance with your directions. The Named Proxies will vote any signed proxy that fails to specify a choice on any proposal to be acted upon at the Annual Meeting in accordance with the Board’s voting recommendations (as described below in “What are the Board’s voting recommendations?”), and, in the Named Proxies’ discretion, FOR or AGAINST such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	What information is contained in these materials?

A:	This Proxy Statement contains information related to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of the Company’s executive officers and directors, and other required information. We have also enclosed for your review the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2022 (the “2022 Annual Report”), which contains financial and other information about our business during our last fiscal year.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are four matters on which a vote is scheduled at the Annual Meeting:

●	The election of the four director nominees named in this Proxy Statement to the Board (Proposal 1);

●	The ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2);

●	The approval of the Amended and Restated 2022 Equity Compensation Plan (Proposal 3); and

●	The approval of the Amended and Restated 2022 Directors’ Equity Compensation Plan (Proposal 4).

We will also consider and vote upon any other business properly brought before the Annual Meeting, or any adjournment or postponement thereof. However, our Secretary has not received timely and proper notice from any stockholder of any other matter to be presented at the meeting.

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Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

●	FOR the election of each of the four director nominees named in this Proxy Statement to the Board (Proposal 1);

●	FOR the ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2);

●	FOR the approval of the Amended and Restated 2022 Equity Compensation Plan (Proposal 3); and

●	FOR the approval of the Amended and Restated 2022 Directors’ Equity Compensation Plan (Proposal 4).

Q:	What shares may I vote?

A:	You may vote all shares of the Company’s common stock, par value $0.0005 per share, that you owned as of the close of business on April 20, 2023 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker, or similar institution at the close of business on the Record Date.

Each share of common stock is entitled to one vote. On the Record Date, there were 16,746,629 shares of common stock issued and outstanding. There was no other class of voting securities of the Company outstanding on the Record Date.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most Company stockholders hold their shares through a bank, broker or similar institution rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to vote your shares in person at the Annual Meeting or to grant a proxy to vote your shares to the Company or any other person who will appear in person at the Annual Meeting, and any adjournment or postponement thereof, and vote your shares on your behalf.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank or similar institution, you are considered the beneficial owner of shares held in street name, and your bank, broker or nominee is forwarding these proxy materials to you. Your bank, broker, or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your bank, broker, or nominee has enclosed a voting instruction form for you to use.

Q:	May I attend the Annual Meeting in person?

A.

If you are a stockholder of record, you are invited to attend the Annual Meeting and vote your shares in person at the Annual Meeting.

If you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a signed proxy from your bank, broker or other nominee giving you the right to vote the shares in person at the Annual Meeting.

All stockholders attending the Annual Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the meeting. By attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting, copies of which will be distributed to attendees at the meeting.

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Q:	How can I vote my shares in person at the Annual Meeting?

A:

If you are a stockholder of record, you may vote shares you hold directly in your name at the Annual Meeting. If you choose to attend the Annual Meeting, please bring the enclosed proxy card. Voting in person at the Annual Meeting will revoke any proxy you submitted earlier.

If you are the beneficial owner of shares held in street name and your bank, broker, or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Annual Meeting only if you have obtained a signed proxy from your bank, broker, or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your bank, broker, or other nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction form provided by your broker or nominee.

By Mail—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction form provided by your bank, broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct at the Annual Meeting. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet— If you hold your shares directly in your name as the stockholder of record you may vote online at www.voteproxy.com by following the online instructions (have your proxy card available when you access the website). If you hold your shares in street name and the firm that holds your shares offers online voting, your broker voting instruction form will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card.

By Telephone—If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction form will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote by telephone.

Q:	May I change or revoke my vote?

A:

Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) provide written notice of revocation to the Secretary of the Company, (b) timely deliver a valid, later-dated proxy, or (c) vote in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Secretary of the Company before the Annual Meeting or you vote at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

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Q:	How are votes counted?

A:

For Proposal 1 (the election of directors), you may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or “FOR ALL EXCEPT” one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors (Proposal 1) and will not affect the results of that vote.

For Proposal 2 (the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2023), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 3 (the approval of the Amended and Restated 2022 Equity Compensation Plan), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

For Proposal 4 (the approval of the Amended and Restated 2022 Directors’ Equity Compensation Plan), you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.

If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies will vote your shares in accordance with the recommendations of the Board.

If you are a beneficial owner and you have not provided voting instructions to your broker, your broker may exercise discretion to vote your shares only with respect to the ratification of our independent registered public accounting firm (Proposal 2). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1), the proposal to approve the Amended and Restated 2022 Equity Compensation Plan (Proposal 3), or the proposal to approve the Amended and Restated 2022 Directors’ Equity Compensation Plan (Proposal 4), resulting in “broker-non-votes” with respect to these proposals. See “What is a broker non-vote?” for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares of common stock entitled to vote. The shares may be present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.

Q:	What is the voting requirement to approve each of the proposals?

A:

In the election of directors (Proposal 1), the four nominees for director who receive the highest number of votes “FOR” their election will be elected as directors. This is called a plurality vote.

The ratification of our independent registered public accounting firm (Proposal 2), the proposal to approve the Amended and Restated 2022 Equity Compensation Plan (Proposal 3), and the proposal to approve the Amended and Restated 2022 Directors’ Equity Compensation Plan (Proposal 4) will each require the affirmative vote of a majority of the votes cast on such proposal by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

In each case, a quorum must be present at the Annual Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:	If an executed proxy card or voting instruction form is returned and the stockholder has explicitly abstained from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of Proposals 1 through 4.

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Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), the proposal to approve the Amended and Restated 2022 Equity Compensation Plan (Proposal 3), and the proposal to approve the Amended and Restated 2022 Directors’ Equity Compensation Plan (Proposal 4). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposals 1 through 4.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the proposals.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	It means your shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

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PROPOSAL 1 - ELECTION OF BOARD OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The directors are elected by a plurality of the votes cast by stockholders. The Company’s bylaws state that the number of directors constituting the entire Board will be determined by resolution of the Board. The number of directors currently fixed by the Board is four.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board and not marked to vote against or to withhold authority to vote for any individual director will be voted “FOR” the election of each of the nominees named below (unless one or more nominees becomes unable or unwilling to serve). All of the nominees have indicated their willingness to serve if elected, but if any should become unable or unwilling to stand for election, proxies may be voted for a substitute nominee designated by the Board. No nominations for directors were received from stockholders and no other candidates are eligible for election as directors at the Annual Meeting.

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the four nominees for election to the Board as of the date of this Proxy Statement.

Name	Position	Age	Initial Year in Office
Ted Karkus	Chairman of the Board and Chief Executive Officer	63	2009
Jason Barr	Director	43	2015
Louis Gleckel, MD	Director	67	2009
Warren Hirsch	Director	65	2019

TED KARKUS has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was instrumental in assisting the turnaround of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GlaxoSmithKline plc for over $1.4 billion. Mr. Karkus has twenty-five years of experience in securities and capital markets including two years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities, and four years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Mr. Karkus brings extensive financial structuring as well as operational and marketing strategy experience to our Board, including successful restructuring and turn-around scenarios in the pharmaceutical industry. Among his accomplishments, in 2010/2011 he led the restructuring and streamlining of our operations, which resulted in improved sales and margins of our Cold-EEZE brand, and in 2017 succeeded in selling the Cold-EEZE brand for $50 million to Mylan, a multibillion-dollar pharmaceutical company. These skills, as well as Mr. Karkus’ experience as our Chairman and Chief Executive Officer, along with his deep knowledge of and genuine interest in our Company, management skills and business savvy, and his performance as a Board member of the Company, led the Board to conclude that he should be nominated to serve another term as a director.

JASON M. BARR has been a member of our Board since June 2015 and currently serves as a member of the Audit Committee and Nominating and Corporate Governance Committee and as chairman of the Compensation Committee. Since February 2022, Mr. Barr has served as the VP, Group Corporate Counsel & Assistant Secretary for Sportradar Group AG (Nasdaq: SRAD), the leading global sports technology company creating immersive experiences for sports fans and bettors. From September 2020 to February 2022, he was General Counsel and Secretary of Ithaca Holdings, LLC, a Los Angeles based entertainment and music company. From February 2018 to September 2020, Mr. Barr held various senior roles with TRU Kids Inc. and its predecessor, Toys R Us, Inc., the global toys and baby products retailer. He previously held senior roles, including Chief Legal Officer, SVP and Secretary of LiveStyle, Inc. (f/k/a SFX Entertainment, Inc.), a global live events and media company, from August 2013 to October 2017. Prior to his employment with LiveStyle, Mr. Barr was a corporate and securities attorney at Reed Smith LLP in New York City from 2007 to 2013. He served from December 2015 to June 2018 as a member of the board of directors of Susquehanna Polling & Research, Inc., a public opinion polling company with a national reputation for expert polling for corporate, consumer and political clients. Mr. Barr graduated from Suffolk University Law School in 2007 and received his bachelor’s degree from Dickinson College in 2002.

Mr. Barr brings to our Board knowledge and expertise with corporate finance, mergers and acquisitions, commercial law, brand development, risk management, and regulatory matters including reporting compliance with the Securities and Exchange Commission (the “SEC”), NASDAQ and corporate governance. This legal background, business experience, independence, and his knowledge of the Company from his experience as its counsel, and his performance as a Board member and chairman of the Compensation Committee, led the Board to conclude that he should be nominated to serve as a director.

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LOUIS GLECKEL, MD, has been a member of our Board since June 2009 and currently serves as a member of the Audit Committee and Compensation Committee and as chairman of the Nominating and Corporate Governance Committee. In 1997, Dr. Gleckel co-founded ProHealth Care Associates, a comprehensive state of the art multi-specialty physician group practice with offices in Long Island and Bronx, New York. At ProHealth, he is the Division Chief of Cardiology and Internal Medicine specializing in Preventative Cardiology, Metabolic Syndrome and Internal Medicine with particular emphasis on high-risk patients with complications from diabetes and heart disease. He was named to New York Magazine’s Best Doctors list for three years, New York Metro Area Best Doctors list for 14 years and the 2008 Nassau County Best Doctors list. For over ten years Dr. Gleckel has been a team physician for the New York Jets and New York Islanders as well as for the tennis players at the US Open. Dr. Gleckel also served as Chairman of the Board of Invicta Corporation, a development stage company that designed, manufactured and marketed photochromic eyeglass lenses, for approximately four years until his resignation in February 2005.

Dr. Gleckel brings to the Board extensive knowledge of the medical, pharmaceutical and related industries as a distinguished doctor, as well as experience in successful business development and board service. This experience, as well as his independence and his performance as a Board member, member of our Compensation Committee, and chairman of our Nominating and Corporate Governance Committee, led the Board to conclude that he should be nominated to serve another term as a director.

WARREN HIRSCH has been a member of our Board since 2019 and currently serves as a member of the Compensation Committee and Nominating and Corporate Governance Committee and as chairman of the Audit Committee. Mr. Hirsch has over 35 years of experience as a Certified Public Accountant. Mr. Hirsch owns and operates Warren Hirsch, CPA, which offers a full range of accounting, tax and small business consulting services. From 2000 to May 2019, Mr. Hirsch served as a registered representative of Royal Alliance, a national financial advisory firm. Mr. Hirsch graduated with a bachelor’s degree in accounting from Hofstra University in 1980.

Mr. Hirsch has extensive knowledge and background related to accounting and financial reporting rules and regulations as well as the evaluation of financial results, internal controls and business processes. Based on these qualifications, our Board has determined that Mr. Hirsch should be nominated to serve another term as a director.

Required Vote

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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Corporate Governance

Director Independence

As required by Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Our Board consults with our legal counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in the applicable Nasdaq listing standards.

Based on these standards, upon the recommendation of our Nominating and Corporate Governance Committee, the Board has affirmatively determined that each of our current non-employee directors is “independent,” as defined by the applicable listing standards of Nasdaq. Thus, three of our four current directors are independent under the listing standards of Nasdaq. Mr. Karkus is not considered independent because he is an employee of the Company.

Board of Directors Leadership Structure

Our governance structure combines the roles of principal executive officer and Board Chairman. Mr. Karkus has served as both Chairman and Chief Executive Officer of the Company since June 2009. The Board believes there are important advantages to Mr. Karkus serving in both roles at this time, but may revisit this structure at its discretion in the future. Mr. Karkus is the director most familiar with our Company’s business and industry and is best situated to propose the Board’s agendas and lead Board discussions on important matters. Mr. Karkus provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Another advantage is the clarity of leadership provided by one person representing the Company to employees, stockholders and other stakeholders. The Board has not named a lead independent director.

Risk Oversight

Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and through delegation to the Audit Committee. The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. The Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

In addition, our Board monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee Charter gives the Audit Committee responsibilities and duties that include discussing with management and the independent registered public accounting firm, our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Pursuant to the Audit Committee Charter, such discussions should also include our exposure to counterparties or other institutions that we believe are at risk of significant financial distress.

Committees of the Board of Directors

The Board has established three committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (the “Nominating Committee”).

Audit Committee

The current members of the Audit Committee are Jason Barr, Louis Gleckel and Warren Hirsch. Mr. Hirsch serves as Chairman of the Audit Committee. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each of Messrs. Barr and Hirsch and Dr. Gleckel meets the independence requirements of the Nasdaq listing standards for audit committee members. Additionally, our Board has affirmatively determined that each of Messrs. Barr and Hirsch and Dr. Gleckel is “independent” as defined by the applicable SEC rules regarding audit committee independence. Our Board has determined that Mr. Hirsch qualifies as an “audit committee financial expert” as defined by the rules of the SEC.

The Audit Committee reviews, analyzes and makes recommendations to the Board with respect to the Company’s accounting policies, internal controls and financial statements, consults with the Company’s independent registered public accountants, and reviews filings containing financial information of the Company to be made with the SEC.

The Audit Committee met six times during 2022. The Audit Committee operates under a written charter adopted by the Board, which is available on our website at www.ProPhaseLabs.com under “Investor Relations —Governance— Governance Documents.”

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Compensation Committee

The current members of the Compensation Committee are Jason Barr, Louis Gleckel and Warren Hirsch. Mr. Barr serves as Chairman of the Compensation Committee. The Board has determined that each of Messrs. Barr and Hirsch and Dr. Gleckel meets the independence requirements of the Nasdaq listing standards for compensation committee members.

The Compensation Committee reviews and approves the salary and all other compensation of officers of the Company, including non-cash benefits, incentive-based awards and equity-based awards. The Compensation Committee also administers the Company’s equity incentive plans. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or to one or more of its members when appropriate. The Compensation Committee has the authority to engage consultants.

The Compensation Committee met seven times during 2022. The Compensation Committee operates under a written charter adopted by the Board, which is available on our website at www.ProPhaseLabs.com under “Investor Relations —Governance— Governance Documents.”

Nominating Committee

The members of the Nominating Committee are Jason Barr, Louis Gleckel and Warren Hirsch. Dr. Gleckel serves as Chairman of the Nominating Committee. The Board has determined each of Messrs. Barr and Hirsch and Dr. Gleckel meets the independence requirements of the Nasdaq listing standards for nominating committee members.

The Nominating Committee is responsible for developing and recommending criteria for selecting new directors and oversees evaluations of the Board and committees of the Board. The Nominating Committee has the responsibility to oversee the Company’s Corporate Governance Guidelines and propose changes to such guidelines from time to time as may be appropriate.

The Nominating Committee met once during 2022. The Nominating Committee operates under a written charter adopted by the Board, which is available on our website at www.ProPhaseLabs.com under “Investor Relations —Governance— Governance Documents.”

Meetings of the Board of Directors in 2022

For the fiscal year ended December 31, 2022, there were 11 meetings of the Board. Each of the directors attended, in person or by telephone, more than 75% of the meetings of the Board and the committees on which he served.

The independent members of the Board met in executive session twice during 2022.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meeting of Stockholders. All four of the directors attended the 2022 Annual Meeting of Stockholders either in person or by video conference.

Director Nominations

In selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the following criteria:

●	Personal and professional ethics and integrity, including a reputation for integrity and honesty in the business community.

●	Experience as an executive officer of companies or as a senior leader of complex organizations, including scientific, government, educational, or large not-for-profit organizations. The Nominating Committee may also seek directors who are widely recognized as leaders in the fields of medicine or the biological sciences and manufacturing or business generally, including those who have received awards and honors in their field.

●	Financial knowledge, including an understanding of finance, accounting, the financial reporting process, and company measures for operating and strategic performance.

●	Possess the fundamental qualities of intelligence, perceptiveness, fairness, and responsibility.

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●	Ability to critically and independently evaluate business issues, contributing a diverse perspectives or viewpoints, and making practical and mature judgments.

●	A genuine interest in the Company, and the ability to spend the time required to make substantial contributions as a director.

●	No conflict of interest or legal impediment that would interfere with the duty of loyalty to the Company and its stockholders.

●	Current ownership of common stock of the Company, or a willingness to acquire shares of common stock, to further align the interests of non-employee directors with the interests of the Company’s stockholders.

Directors should have varied educational and professional experiences and backgrounds that, collectively, provide meaningful guidance and counsel to management. Diversity of background, including gender, race, ethnic or national origin, age, and experience in business, government, education, international experience and other areas relevant to the Company’s business are factors considered in the selection process. As a company, we are committed to creating and sustaining a culture of inclusion and fairness. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under applicable Nasdaq rules and that at least one of them qualifies as an “audit committee financial expert” under the applicable SEC rules.

Set forth below is information concerning the gender and demographic background of each of our current directors, as self-identified and reported by each director. This information is being provided in accordance with Nasdaq’s board diversity rules.

Board Diversity Matrix (As of April 20, 2023)
Total Number of Directors:	4
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	0	3	0	1
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

The Nominating Committee and the Board have historically taken an approach that neither favors nor disfavors any particular color, race, creed, or gender. The Board evaluates all candidates equally across all relevant factors and seeks members whose background, qualifications and skills will assist the Company in accomplishing its goals. The Board has engaged with stockholders on the topic of diversity. The Board and the Nominating Committee are committed to identifying and engaging a diverse field of director candidates when considering Board composition in the future. However, the Company does not currently plan on increasing the size of the Board and is not currently in the process of searching for new director candidates. When a vacancy on the Board arises, the Nominating Committee will actively identify qualified diverse candidates to include in the pool from which Board nominees are selected.

Director Nominations from Stockholders

The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations must be submitted to the Nominating Committee in accordance with Article 2.15 of the Company’s Bylaws to the Secretary at the Company’s principal executive office. For a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must provide timely notice and certain information about the stockholder and the nominee. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting, or, if such meeting is announced later than the 90th day prior to the date of such meeting, not later than the 10th day following the day on which public disclosure (as defined in Article 2.15 of the Bylaws) of the date of such annual meeting was first made.

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Information must be provided for (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert. Each such person must provide (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act), by such person, except that such person will in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

In addition, each director nominee must provide the same information, as well as all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such nominating stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and a completed and signed questionnaire, provided by the Company’s Secretary relating to any voting commitments. The Company may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

Governance Policies and Procedures

Code of Conduct

We have adopted a code of conduct that applies to all members of our Board and all employees of the Company, including our principal executive officer, principal financial officer and other senior financial officers. The Code of Conduct is available on our website at www.ProPhaseLabs.com under “Investor Relations —Governance— Governance Documents.” We have not granted any waivers under this policy to any of our directors or executive officers. In the event that we amend or waive certain provisions of our code of ethics applicable to our principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we intend to disclose the same on our website.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to promote effective governance of the Company. The Corporate Governance Guidelines are available on our website at www.ProPhaseLabs.com under “Investor Relations —Governance— Governance Documents.”

Whistleblower Policy

The Company has established a whistleblower policy by which confidential complaints may be raised anonymously within the Company. Employees that wish to submit complaints confidentially should submit an anonymous written complaint directly to the Compliance Officer (as described in the policy). Complaints submitted through this confidential process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented to the Audit Committee. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations —Governance— Governance Documents.”

Insider Trading Policy

The Company maintains an insider trading policy that provides that the Company’s personnel may not buy, sell or engage in other transactions in the Company’s stock while aware of material non-public information and that restricts trading in Company securities for a limited group of Company employees (including executive officers and directors) to defined window periods that follow our quarterly earnings releases. The policy is available on our website at www.ProPhaseLabs.com under “Investor Relations —Governance— Governance Documents.”

The Company’s Insider Trading Policy also provides that directors, officers and employees should not engage in any of the following activities with respect to the securities of the Company: (i) trading in securities on a short-term basis by directors and officers (any security of the Company purchased by an officer or director must be held for a minimum of six months prior to sale, unless the security is subject to forced sale, including as a result of a merger or acquisition involving the Company; (ii) purchase on margin; (iii) short sales; or (iv) buying or selling puts, calls or options to purchase or sell any of the Company’s securities, other than options granted by the Company or bona fide pledges.

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Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board by writing to such director(s) or to the whole Board, care of the Corporate Secretary, ProPhase Labs, Inc., 711 Stewart Avenue, Suite 200, Garden City, New York 11530. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Certain Relationships and Related Transactions

In accordance with the terms of the charter of our Audit Committee, the Audit Committee must review and approve the terms and conditions of all related party transactions. “Related party transactions,” as described in Item 404(a) of Regulation S-K promulgated by the SEC generally refer to any transaction, arrangement or other relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years (which was approximately $1.8 million), and in which any director, executive officer or holder of more than five percent (5%) of our voting securities (or affiliates or immediate family members of such persons) had or will have a material interest.

Since January 1, 2021, there have been no related party transactions except as described below.

Jason Karkus, Executive Vice President and Co-Chief Operations Officer of ProPhase Diagnostics, Inc., a wholly-owned subsidiary of the Company, is the son of Ted Karkus, our Chairman and Chief Executive Officer. For 2021, Mr. Jason Karkus received an annual base salary of $204,000 and a bonus of $850,000 for his significant contributions related to the revenue growth of ProPhase Diagnostics, Inc. He also received stock options with a value of $468,000 that vest in four equal installments starting on the grant date. For 2022, Mr. Jason Karkus received an annual base salary of $220,000, a bonus of $300,000 for his significant contributions related to the growth of ProPhase Diagnostics, Inc., a $7,800 vehicle allowance, and a $20,499.88 matching contribution in the Company’s 401(k) defined contribution plan. He also received stock options with a value of $286,500 that vest in four equal installments starting on the grant date. The compensation paid to Mr. Karkus was approved by the Company’s compensation committee and audit committee.

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EXECUTIVE OFFICERS

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current executive officers of the Company.

Name	Position	Age
Ted Karkus	Chairman of the Board and Chief Executive Officer	63
Robert Morse	Controller	48

See “Proposal 1 – Election of Board of Directors” for Mr. Karkus’s biography.

ROBERT A. MORSE, JR. has served as our Chief Financial Officer since April 4, 2023 and our principal financial officer and principal accounting officer since January 2023. Mr. Morse joined the Company in July 2022 as Controller. Prior to joining the Company, Mr. Morse served as Global Controller and Chief Accounting Officer at Infinite Reality, Inc. from August 2021 to July 2022; Senior Vice President and Corporate Controller of Trilogy Education Services, LLC (which was acquired by 2U, Inc. (Nasdaq: TWOU) in 2019) from December 2018 to April of 2021; and Controller of GPB Capital Holdings, LLC from December 2016 to December 2018. Prior to that, Mr. Morse spent four years at MasterCard Worldwide and 10 years at The McGraw-Hill Companies and Standard & Poor’s, serving in various capacities. Mr. Morse began his career with four years in public accounting including two years with Ernst & Young LLP. He gained broad domestic and international experience throughout his career, managing significant growth in each organization he served, including strategic planning, mergers and acquisitions, tax compliance and organizational development, implementing best practices in the finance and accounting functions regarding financial reporting, long range planning, technology automation and process improvements, and strengthening internal control environments.

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EXECUTIVE AND DIRECTOR COMPENSATION

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2022 and 2021 to our Chief Executive Officer, our former Chief Accounting Officer and our former Chief Financial Officer. We refer to these officers as our “named executive officers” for 2022.

Summary Compensation Table (2022 and 2021)

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)		All Other Compensation ($)(2)	Total ($)
Ted Karkus	2022	675,000	200,000	—		27,200	902,200
Chief Executive Officer	2021	590,000	325,000	—		26,400	941,400

Monica Brady(3)	2022	200,000	—	—		10,680	210,680
Former Chief Accounting Officer	2021	173,231	50,000	—		10,680	233,911

Bill White(4)	2022	147,644	—	1,640,000	(5)	101,867	1,889,511
Former Chief Financial Officer

(1)	For Mr. Karkus, the amount reported for 2022 consists of a $200,000 discretionary bonus awarded to Mr. Karkus in March 2023 for his 2022 contributions to the Company.

(2)

For Mr. Karkus, the amount reported for 2022 consists of a $15,000 vehicle allowance and a $12,200 matching contribution to the Company’s 401(k) defined contribution plan.

For Ms. Brady, the amount reported for 2022 consists of a $5,000 vehicle allowance and a $5,680 matching contribution in the Company’s 401(k) defined contribution plan.

For Mr. White, the amount reported for 2022 consists of $1,867 matching contribution in the Company’s 401(k) defined contribution plan, a $10,000 separation payment upon his resignation and $90,000 in consulting fees for consulting services provided to the Company following his resignation through December 31, 2022 (See “White Separation Agreement and Release” below for additional details regarding the payments received by Mr. White in connection with his resignation).

(3)	Ms. Brady resigned as Chief Accounting Officer effective January 13, 2023.

(4)	Mr. White resigned as Chief Financial Officer effective October 4, 2022.

(5)	Represents the aggregate grant date fair value of the inducement stock option award granted to Mr. White on May 9, 2022, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the option award granted, see Note 7 “Stockholders’ Equity” to the financial statements included in our 2022 Annual Report. This award was subsequently forfeited on October 4, 2022 in connection with Mr. White’s resignation.

Compensation Philosophy

Our Compensation Committee believes that the most effective compensation program should:

●	attract and retain talented executives who will lead us through the challenges that we may face and put us in a position to grow and succeed;

●	motivate our executives to achieve short-term, medium-term and long-term financial and strategic goals;

●	reward our executives for the achievement of individual and corporate objectives; and

●	align the interests of management with those of our stockholders by providing incentives for superior performance that improves stockholder value.

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There is no pre-established policy or target for the allocation between either cash and non-cash or short-term, medium-term and long-term incentive compensation. This approach provides our Compensation Committee the ability to evaluate the compensation package from year to year with the flexibility to configure allocations and amounts in a manner that aligns closely with stockholder interests. The Compensation Committee considers our corporate performance, individual performance, and the economic environment in general and in our industry when it makes compensation decisions. The Compensation Committee uses these factors, in conjunction with its overall compensation philosophy, when it determines compensation to be awarded to our executive officers during a fiscal year.

While we do not have any policy for the proportion of compensation that should be allocated as cash or non-cash, or short or long-term, we have historically paid our executive officers a greater percentage of their total compensation as base salary. This is due to market factors in our industry and the specific situations facing our Company. It is important for us to retain the services of our talented and experienced executive team through market fluctuations. To do so, we believe that it is important to provide a certain amount of fixed compensation that will give our executive officers some assurance as to the level of compensation they will earn.

We have utilized annual bonus awards to reward results or extraordinary efforts, which motivates our executive officers to produce positive short-term results. We grant stock options and other stock-based awards, which align the long-term interests of our executive officers to the interests of our stockholders by making our executive officers stakeholders in the Company and tying their long-term interests to our success.

Our Compensation Committee does not specifically benchmark the compensation of our executives to the pay of other executives in companies of similar size in our industry, given the unique challenges that are faced by other companies of our size in our industry. However, we have historically compared the level of our executives’ compensation against the compensation of other companies in our industry in general, and believe that the level of compensation our executives receive is within the range of compensation paid to other executives in our industry. We use these compensation checks to ensure that our executives are being appropriately rewarded and to discourage their departure to any competitor.

Regarding most compensation matters, the Chief Executive Officer’s responsibility is to provide recommendations to the Compensation Committee based on an analysis of market standards and trends and an evaluation of the contribution of each executive officer to the Company’s performance. Our Compensation Committee considers, but retains the right to accept, reject or modify such recommendations. Neither the Chief Executive Officer nor any other member of management is present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer is not present when decisions with respect to his compensation are made.

Consideration of 2022 Advisory Stockholder Vote on Executive Compensation

On May 19, 2022, at our annual meeting of stockholders, our stockholders overwhelmingly approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the compensation tables and related narrative disclosure contained in our 2022 Proxy Statement (the “2022 Say on Pay Vote”). The Compensation Committee appreciates and values the views of our stockholders. In light of the strong level of support of the overall pay practices, and of the general effectiveness of our long standing compensation policies, the Board and the Compensation Committee have not made any specific changes to our executive compensation program.

At the annual meeting on May 22, 2019, our stockholders expressed a preference that our Say on Pay Vote occur every three years. In accordance with the results of this vote, the Board determined to implement a Say-on-Pay Vote every three years. As such, our Board will provide a Say-on-Pay Vote among the matters to be considered at the Company’s 2025 annual meeting of stockholders. The next required vote on the frequency of Say on Pay Votes, which is required to be held at least every six years, will be held at our 2025 annual meeting of stockholders.

Elements of Compensation

Subject to variation where appropriate, the elements of compensation to our named executive officers include:

●	base salary, which is determined on an annual basis and is generally set forth in employment agreements with our executives;

●	annual cash incentive compensation, which is awarded by our Compensation Committee on a discretionary basis, determined based on the Company and individual performance in the applicable fiscal year; and

●	long-term incentive compensation in the form of options and other stock-based awards.

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Base Salary and Annual Bonus

Base salaries are an integral component of our total compensation program, and setting base salaries at competitive levels helps us to attract and retain senior executives. Base salary is the only fixed component of compensation for our executives. The base salaries for our named executive officers were determined based on the Compensation Committee’s evaluation of the competitive marketplace, the salaries of our other executives, and the scope of each named executive officer’s responsibilities. The base salaries of our named executive officers were set at the level deemed necessary to secure their employment for an extended period and to appropriately reward them for the multiple roles they played for our Company.

Our annual bonus opportunity is intended to incentivize the achievement of our short-term goals. On an annual basis, generally in mid-December, our Compensation Committee assesses the individual performance of each of our executive officers and the performance of the Company and determines the appropriate annual bonus award, if any, for our executive officers. We do not use pre-established targets for the annual bonus award because market factors that affect our Company’s performance are unpredictable, and thus it would be difficult to set goals at the beginning of the fiscal year that would appropriately motivate our executive officers throughout the year. By basing the annual incentive on assessments made at the end of the year of the performance of the individual executives and the Company, and occasionally making mid-year determinations where the circumstances warrant an immediate reward, we can take all market factors into account and reward our executive officers appropriately for their performance.

Equity-Based Awards

Our Compensation Committee believes that equity-based participation provides our executive officers a strong economic interest in maximizing stock price appreciation over the long term and aligns their interests with the interests of our stockholders. Equity-based awards are made pursuant to the Company’s equity incentive plans. The ProPhase Labs, Inc. 2022 Equity Compensation Plan (the “2022 Plan”) currently authorizes us to issue various equity-based awards to eligible employees, directors, consultants, advisors and other service providers of the Company or any of our affiliates.

The 2022 Plan has served as a key retention tool. Retention serves as a very important factor in our determination of the type of award to grant and the number of underlying shares that are granted in connection with that award. In addition, our Compensation Committee considers cost to the Company in determining the form of award, as well as our desire to have equity awards drive and reward performance over an extended period of time in order to promote long-term value for our stockholders, and to be an integral part of a competitive compensation program. Our Compensation Committee believes that stock options, restricted shares and stock grants are the best forms of award to achieve these goals, as stock options are designed to deliver value to executives only if our stock price increases over the value at the time of grant, and restricted shares and stock grants provide compensation that fluctuates with our stock price.

In determining the size of an option, restricted stock or stock grant to a named executive officer, both upon initial hire and on an ongoing basis, our Compensation Committee considers competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by the executive and by other officers, and individual contribution to corporate performance.

Although there is no set target level for holding options or stock ownership, our Compensation Committee recognizes that the equity-based component ensures additional focus by our executive officers on stock price performance, enhances executive retention, and aligns the interests of our executive officers with the interests of our stockholders. Accordingly, the exercise price of stock options is tied to the fair market value of our common stock on the date of grant. A grant of stock options typically will vest over a two to three year period (although in some cases the vesting terms may be longer). However, the Compensation Committee may at times determine that a fully vested award is appropriate.

There is no set formula for the granting of awards to individual executives or employees. The number of options awarded may vary up or down from prior year awards, based on the Compensation Committee’s review and consideration of the above-listed goals and factors.

In keeping with our executive compensation program and philosophy for incentivizing the performance of our executive officers, as noted above, our Compensation Committee has used grants of stock, including restricted stock. Such grants are intended to reinforce the alignment of interests of our named executive officers with those of our stockholders, as the value of the awards granted thereunder is linked to the value of our common stock, which, in turn, is indirectly attributable to the individual performance of our executive officers.

Defined Contribution Plan

In 1999, we implemented a 401(k) defined contribution plan for our employees. The 401(k) plan is the Company’s primary retirement benefit for its employees, including its executives. For executive officers, as well as all other employees, the Company makes a contribution to the plan annually based on the amount of the employee’s 401(k) plan contributions and compensation. The contribution to the plan by the Company consists of a 100% match of the employee’s contribution, up to 4% per person, per annum. The Company’s total contribution to the 401(k) plan in 2022 for its named executive officers, in the aggregate, was approximately $20,000. Company contributions to the Company’s 401(k) plan are included in the Summary Compensation Table as “Other Compensation.”

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The Company does not provide its executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan.

Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits. The Compensation Committee reviews annually the levels of personal benefits provided to the executives. Medical and dental insurance is provided to each executive, along with all other eligible employees, subject to the same terms and conditions, including premium payments that apply to all other eligible employees. Life and disability insurance is provided to each executive at no cost to the executive. All such welfare benefits terminate at the time each executive is no longer employed with the Company or as otherwise provided in the applicable employment agreement (except as otherwise required by continuation coverage laws).

Employment Agreements

Amended and Restated CEO Employment Agreement

On February 16, 2018, the Board approved the Amended and Restated 2015 Executive Employment Agreement with Mr. Karkus (the “CEO Employment Agreement”), which became effective February 23, 2018 (the “Effective Date”), subject to stockholder approval, which was subsequently attained at the Company’s special meeting of stockholders held on April 12, 2018.

Under the CEO Employment Agreement, Mr. Karkus’ current base salary is $675,000 per annum. Mr. Karkus is eligible to receive a bonus in the sole discretion of the Compensation Committee, and is also eligible to receive regular benefits routinely provided to senior executives of the Company.

Under the terms of the CEO Employment Agreement, in the event of a termination of Mr. Karkus’ employment by the Company for “Cause” or due to his voluntary resignation without a “Good Reason” (as such terms are defined in the CEO Employment Agreement) (each an “Ineligible Termination”), no severance benefits will become payable to Mr. Karkus. If, however, Mr. Karkus’ employment is terminated by the Company for any reason other than termination for Cause or due to his voluntary resignation without Good Reason, then Mr. Karkus will be entitled to receive the benefits and payments set forth below.

Under the terms of the CEO Employment Agreement, Mr. Karkus is eligible to receive the following benefits and cash payments in the event of a termination of employment other than an Ineligible Termination:

●	A cash severance payment equal to 2.5 times his then current base salary (i.e., 250% of his then current base salary). Such cash severance payment will be paid as follows: (x) one-half of the cash severance payment will be paid in a lump sum within five business days following the effective date of the termination; and (y) the remaining one-half of the cash severance payment will be paid in 12 equal, consecutive, monthly installments commencing on the first business day of the month following the effective date of the termination; and

●	All of his outstanding and unvested stock options and/or restricted stock will automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedules.

If Mr. Karkus’s employment terminates by reason of his death or disability, then the cash payments described above under will be paid only to the extent of the proceeds payable to the Company through a “key man” life, disability or similar insurance relating to the death or disability of Mr. Karkus.

In the event that Mr. Karkus has received a cash payment described above in connection with his termination of employment and it is determined that his employment termination was in connection with a Change in Control (as defined in the CEO Employment Agreement), then Mr. Karkus will be entitled to receive an additional payment as described below, less the amount of payments previously received in connection with the termination of employment.

In the event Mr. Karkus’ employment terminates due to a reason other than an Ineligible Termination, death or disability, and if such termination occurs within (i) 18 months following a Change in Control, or (ii) prior to a Change in Control but in contemplation of a Change in Control and the Change in Control actually occurs, then, in lieu of the cash payments described above, he will instead receive a one-time payment in cash equal to $2,500,000. In addition, in such event, all of Mr. Karkus’ stock options and/or restricted stock will automatically vest concurrently upon such termination of employment, regardless of any prior existing vesting schedule.

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The involuntary termination of Mr. Karkus’ employment due to a reason other than an Ineligible Termination, death or disability within 180 days preceding a Change in Control will be deemed to have been a termination of employment in contemplation of a Change in Control. In determining whether a termination of Mr. Karkus’ employment occurring more than 180 days preceding a Change in Control (due to a reason other than an Ineligible Termination, death or disability) constitutes a termination of employment in contemplation of a Change in Control, the court or other tribunal making such determination will consider the totality of facts and circumstances surrounding such termination of employment.

In addition, Mr. Karkus, and his eligible dependents, will be entitled to Company-paid COBRA continuation coverage premiums under the Company’s welfare plans, for a period of up to 18 months. Notwithstanding the above, if a termination of employment occurs as a result of death or disability, then any cash severance payment will only be made to the extent that the proceeds are payable to the Company through a “key man” life, disability or similar insurance policy.

No Excise Tax Gross-Up

The CEO Employment Agreement does not provide for tax reimbursement payments or gross-ups related to any change in control. Under the terms of his CEO Employment Agreement, if any payments payable or benefits provided to Mr. Karkus become subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or to any similar tax imposed by state or local law, then the aggregate amount of payments payable to Mr. Karkus will be reduced to the aggregate amount of payments that could be made without incurring such excise tax, provided that such reduction will only be imposed if the aggregate after-tax value of the payments retained by Mr. Karkus (after giving effect to such reduction) is equal to or greater than the aggregate after-tax value (after giving effect to the excise tax) of the payments without any such reduction.

Clawback Provision

The CEO Employment Agreement includes a clawback provision. In the event the following events occur:

●	a mandatory restatement of the Company’s financial results occurs while the Company remains publicly traded and is attributable to misconduct or wrongdoing by Mr. Karkus;

●	Mr. Karkus received a payment of a cash bonus or was issued any Company shares as a bonus within three years preceding the mandatory restatement; and

●	the amount of such cash bonus or share grant was calculated and awarded pursuant to a specific financial formula, and the cash bonus or share grant would have been diminished based on the restated financial results had the financial formula been applied using the restated financial results;

then Mr. Karkus will be required to remit to the Company the amount by which the original cash bonus or share grant would have been diminished, net of taxes originally paid. However, if the net effect of the restatement is effectively neutral to the Company over the applicable time periods, then no clawback amount will be due from Mr. Karkus.

Compensation Arrangement with Monica Brady

Ms. Brady received an annual base salary of $200,000 for 2022. She was also eligible to receive a bonus and equity awards in the sole discretion of the Compensation Committee, as well as regular benefits routinely provided to other senior executives of the Company.

Employment Agreement with Mr. White

Under the terms of his employment agreement with the Company, Mr. White received an annual base salary of $350,000 (subject to adjustment from time to time). He was also be entitled to receive a minimum annual bonus for calendar year 2022 in a gross amount equal to $50,000, provided that he was actively employed by the Company and in good standing, without having received from or tendered to the Company notice of an anticipated termination (for any reason). Mr. White was also eligible to participate in all benefit plans of the Company that are generally available to similarly-situated employees of the Company. His employment agreement contained customary non-competition, non-solicitation and confidentiality clauses.

Inducement Award to Mr. White

As an inducement to his employment as Chief Financial Officer of the Company, Mr. White received a stock option (the “White Option Award”) to purchase up to 400,000 shares of the Company’s common stock. The White Option Award was made in accordance with the employment inducement award exemption provided by Nasdaq Rule 5635(c)(4) and was therefore not awarded under the Company’s 2022 Plan. The White Option Award, when granted, was scheduled to vest over a four year period, with 12.5% vesting every six months following the date his employment commenced (which was May 9, 2022), and contingent upon the commencement of his employment and continued service through each vesting date. The options had an exercise price of $6.74 per share, the closing price of the Company’s common stock on May 9, 2022, with a term of seven years. The White Option Award was forfeited on October 4, 2022 in connection with Mr. White’s resignation.

White Separation Agreement and Release

In connection with his resignation, on October 4, 2022, the Company entered into a Separation Agreement and Release with Mr. White, pursuant to which he received a separation payment of $10,000. Under the terms of the agreement, Mr. White agreed to serve as a consultant to the Company through December 31, 2022, for which he received $90,000. Pursuant to the terms of the Separation Agreement and Release, Mr. White forfeited all rights to the White Option Award.

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Outstanding Equity Awards at 2022 Fiscal Year End

The following table sets forth information concerning outstanding equity awards held by each of our named executive officers as of December 31, 2022. Mr. White did not hold any option awards as of December 31, 2022.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Ted Karkus	1,100,000		⸺		0.60	2/22/2023
			⸺
Monica Brady	35,750		—		3.18	12/3/2025
	100,000		—		2.01	11/19/2026
	112,500	(1)	37,500	(1)	2.64	8/16/2027

(1)	Award of 150,000 options was granted on August 16, 2020 was scheduled to vest in four equal annual installments beginning on August 16, 2020, subject to Ms. Brady’s continued service through each vesting date. Ms. Brady forfeited the unvested portion of this award upon her separation from the Company.

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Pay Versus Performance

The following table reports the compensation of our Principal Executive Officer (the “PEO”) and the average compensation of the other named executive officers (“Other NEOs”) as reported in the Summary Compensation Table for the past three fiscal years, as well as their “compensation actually paid” as calculated pursuant to recently adopted SEC rules and certain performance measures required by the rules.

Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to CEO(3)(4) ($)	Average Summary Compensation Table Total for Other NEOs(2) ($)	Average Compensation Actually Paid to Other NEOs(3)(4) ($)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(5) ($)	Net Income ($ in thousands)
2022	902,200	902,200	1,050,095	237,724	157.14	18,463
2021	941,400	959,937	233,911	289,161	78.28	6,273

(1)	The amounts reflect the Summary Compensation Table total compensation for Ted Karkus, our PEO for each of the years listed.

(2)	For 2022, the amount reflects the Summary Compensation Table compensation total for Monica Brady, our former Chief Accounting Officer, and Bill White, our Former Chief Financial Officer, who were the Other NEOs for 2022. For 2021, the amount reflects the Summary Compensation Table average compensation total for Monica Brady, our former Chief Accounting Officer (who also served as Chief Financial Officer during 2021), who were the Other NEOs for 2021.

(3)	The amounts shown for Compensation Actually Paid to our PEO and Average Compensation Actually Paid to the Other NEOs have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by such persons. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 4 below.

(4)	Compensation Actually Paid reflects the exclusions and inclusions from the Summary Compensation Table total for our PEO and Other NEOs as set forth below. Amounts excluded, which are set forth in the Exclusion of Stock Awards columns in each of the PEO Compensation Actually Paid and the Other NEOs Compensation Actually Paid tables below in this footnote (4), are the aggregate of the amounts shown in the “Stock Awards” columns from the Summary Compensation Table. Amounts included, which are set forth in the Inclusion of Equity Award Adjustments column in each of such tables below in this footnote (4), are the aggregate of the following components:

(i)	Add the fair value as of the end of the year of all unvested stock awards granted in such year;

(ii)	Add the change in fair value (if positive, or subtract if negative) as of the end of the covered year (from the end of the prior year) of stock awards granted in any prior year that remained outstanding and unvested at the end of the current year; and

(iii)	Add the change in fair value (if positive, or subtract if negative) as of the vesting date (from the end of the prior year) of stock awards granted in any prior year that vested during the covered year.

Equity values are calculated in accordance with FASB ASC Topic 718. The following types of equity award adjustments were not applicable to Company equity awards, as such events did not occur: (i) adjustments for awards that are granted in the covered year and are outstanding and unvested as of the end of the covered year, (ii) adjustments for awards that are granted and vest in the same covered year, (iii) adjustments for awards granted in prior years that were forfeited or failed to meet the applicable vesting conditions during the covered year, and (iv) adjustments for the dollar value of any dividends or other earnings paid on equity awards in the covered year prior to the vesting date that are not otherwise included in the total compensation for the covered year.

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PEO Compensation Actually Paid

Year	Summary Compensation Table Total for PEO ($)	Exclusion Of Option Awards ($)	Inclusion Of Option Award Adjustments ($)(a)	Compensation Actually Paid To PEO ($)
2022	902,200	—	—	902,200
2021	941,400	—	18,537	959,937

(a)	The components of the amounts shown in this column for our PEO are set forth in the table below:

Year	Change in Value* of Prior Years’ Awards Unvested in Applicable Year (at Year-End) ($)	Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date ($)	Total Option Award Adjustments ($)
2022	—	—	—
2021	—	18,537	18,537

*The change in value for each award is measured from the value at the end of the prior year.

Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date.

Other NEOs Compensation Actually Paid

Year	Average Summary Compensation Table Total for Other NEOs ($)	Exclusion Of Option Awards ($)	Inclusion Of Option Award Adjustments ($)(a)	Compensation Actually Paid To Other NEOs ($)
2022	1,050,095	820,000	7,629	237,724
2021	233,911	—	55,250	289,161

(a)	The components of the amounts shown in this column for our Other NEOs are set forth in the table below:

Year	Change in Value* of Prior Years’ Awards Unvested in Applicable Year (at Year-End) ($)	Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date ($)	Total Stock Award Adjustments ($)
2022	2,813	4,816	7,629
2021	23,875	31,375	55,250

*The change in value for each award is measured from the value at the end of the prior year.

Equity Valuations: Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date.

(5)	This column shows Total Shareholder Return (“TSR”) on a cumulative basis for each year of the two-year period from 2021 through 2022. Dollar values assume $100 was invested for the cumulative period from December 31, 2020 through December 31, 2022 in the Company. Historical performance is not necessarily indicative of future stock performance.

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Pay for Performance Relationship

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Company TSR

The graph below shows the relationship between (1) compensation actually paid to our PEO and the average of the compensation actually paid to our other NEOs and (2) our cumulative TSR, over the two fiscal years ending December 31, 2022.

Compensation Actually Paid and Net Loss

The graph below shows the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to the Other NEOs and net loss attributable to the Company over the two fiscal years ending December 31, 2022, as reported in the Company consolidated financial statements.

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Director Compensation for 2022

In setting director compensation, the Board considers the significant amount of time that directors expend in fulfilling their duties to the Company. Only non-employee directors are entitled to compensation for Board service.

For the period beginning July 1, 2021 and ending June 30, 2022 (the “2021 Director Period”), our non-employee directors were entitled to receive, at their election, either:

●	a $30,000 annual cash service retainer (to be paid in quarterly installments beginning September 30, 2021) plus a stock option to purchase 50,000 shares of the Company’s common at an exercise price of $5.28 per share (the closing price of the Company’s common stock on the grant date), with one-quarter of such stock option vesting on June 30, 2021 and the remaining portion vesting pro rata in equal monthly installments beginning July 31, 2021 and on the last day of each month thereafter, subject to the director’s continued services with the Company on each such vesting date; or

●	zero cash compensation and a stock option to purchase 100,000 shares of the Company’s common stock at an exercise price of $5.28 (the closing price of the Company’s common stock on the grant date), with one-quarter of such stock option vesting on June 30, 2021 and the remaining portion vesting pro rata in equal monthly installments beginning July 31, 2021 and on the last day of each month thereafter, subject to the director’s continued services with the Company on each such vesting date.

For the period beginning July 1, 2022 and ending June 30, 2023 (the “2022 Director Period”), our non-employee directors are entitled to receive:

●	a $35,000 annual cash service retainer (to be paid in quarterly installments beginning September 30, 2022); and

●	a stock option to purchase 40,000 shares of the Company’s common stock with an exercise price of $12.92 per share (the closing price of the Company’s common stock on the grant date); vesting in four equal quarterly installments of 10,000 shares over one year, with the first quarterly installment vesting on September 30, 2022 and each additional installment vesting quarterly thereafter, subject to the director’s continued service with the Company on each such vesting date.

Stock options granted under the director compensation program are granted under the Company’s Amended and Restated 2022 Directors’ Equity Compensation Plan (the “2022 Directors’ Plan”) with an exercise price equal to the Fair Market Value (as such term is defined in the 2022 Directors’ Plan) of our common stock on the date of grant.

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending Board and committee meetings. Non-employee directors do not participate in any nonqualified deferred compensation plan and we do not pay any life insurance policies for the directors.

Name (1)	Fees Earned or Paid in Cash (2) ($)	Option Awards (3) ($)	Total ($)
Jason Barr	17,500	304,800	322,300
Louis Gleckel, MD	17,500	304,800	322,300
Warren Hirsch	32,500	304,800	337,300

(1)	Our employee directors do not receive director fees. Accordingly, Mr. Ted Karkus is not entitled to, and did not receive, any compensation for his service on the Board in 2022.

(2)	For Mr. Barr and Dr. Gleckel, this includes $17,500 for the 2022 Director Period.

For Mr. Hirsch, this includes $15,000 for the 2021 Director Period and $17,500 2022 Director Period.

(3)	For each of the non-employee directors, this amount relates to a stock option to purchase 40,000 shares of the Company’s common stock granted to each of the non-employee directors on July 1, 2022 for the 2022 Director Period. The amounts reported represent the aggregate grant date fair value of the option awards granted to the non-employee directors in July 2022, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the option award granted, see Note 7 “Stockholders’ Equity” to the financial statements included in our 2022 Annual Report.

As of December 31, 2022, Mr. Barr held options to purchase an aggregate of 190,000 shares of common stock; Dr. Gleckel held options to purchase an aggregate of 240,000 shares of common stock; and Mr. Hirsch held options to purchase an aggregate of 140,000 shares of common stock.

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EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with respect to shares of common stock that may be issued under our equity compensation plans issued as of December 31, 2022:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)(2)(3)	3,412,000	$4.47	803,285
Equity compensation plans not approved by security holders(4)	540,000	$10.16	—
Total

(1)	At December 31, 2022, there were 3,582,000 shares of our common stock issuable pursuant to stock options outstanding under the 2022 Plan. At December 31, 2022, there were 802,285 shares of common stock that were available for issuance pursuant to the 2022 Plan.

(2)	At December 31, 2022, there were 120,000 shares of our common stock issuable pursuant to stock options outstanding under the 2022 Directors’ Plan. At December 31, 2022, there were 180,000 shares of common stock that were available for issuance pursuant to the 2022 Directors Plan.

(3)	At December 31, 2022, there were 1,100,000 shares of our common stock issuable pursuant to stock options outstanding under the 2018 Stock Incentive Plan. At December 31, 2022, there were no shares of common stock that were available for issuance pursuant to the 2018 Stock Incentive Plan.

(4)	Represents the number of shares of our common stock underlying stock option awards granted as inducements material to employees entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4) and outstanding as of December 31, 2022.

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SECURITY OWNERSHIP

The following table sets forth information regarding ownership of our common stock as of April 20, 2023 by (a) each person known to the Company to own more than 5% of the outstanding shares of our common stock, (b) each director and nominee for director of the Company, (c) the named executive officers and (d) all directors and executive officers as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name of Beneficial Owners	Common Stock Beneficially Owned(1)	Percent of Class (%)(2)
Officers and Directors
Ted Karkus(3)	3,572,350	21.3
Monica Brady	91,450	*
Bill White	—	—
Jason Barr(4)	210,962	1.2
Louis Gleckel, MD(5)	503,840	3.0
Warren Hirsch(6)	130,000	*
ALL DIRECTORS AND EXECUTIVE OFFICERS (5 persons)(7)	4,508,602	26.1

* Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 (“Rule 13d-3”) under the Exchange Act, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power.

(2)	The percentage of class is calculated in accordance with Rule 13d-3 based on 16,746,629 shares outstanding on April 20, 2023. Shares of common stock that a person has the right to acquire within 60 calendar days of April 20, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all executive officers and directors as a group.

(3)	Includes 138,600 shares held by Mr. Karkus’ son who resides with him and for which Mr. Karkus may be deemed the beneficial owner.

(4)	Includes options to purchase 180,000 shares that are vested or will vest within 60 days of April 20, 2023.

(5)	Includes options to purchase 230,000 shares that are vested or will vest within 60 days of April 20, 2023.

(6)	Consists of options to purchase 130,000 shares that are vested or will vest within 60 days of April 20, 2023.

(7)	Includes options to purchase 540,000 shares that are vested or will vest within 60 days of April 20, 2023.

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Audit COMMITTEE Report

The members of the Audit Committee are Messrs. Hirsch (Chairman), Barr and Gleckel, who are independent directors and meet the eligibility standards for audit committee service under the rules of Nasdaq.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and the Company’s internal control over financial reporting. The independent registered public accounting firm of Morison Cogen LLP is responsible for performing an independent audit of the Company’s consolidated financial statements. Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm.

In this context, the Audit Committee reports as follows:

1.	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2022;

2.	The Audit Committee has discussed with representatives of Morison Cogen LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

3.	The Audit Committee also has received and reviewed the written disclosures and the letter from Morison Cogen LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence, and has discussed with such firm its independence;

4.	The Audit Committee also has considered whether the provision by Morison Cogen LLP of non-audit services to the Company is compatible with maintaining Morison Cogen LLP’s independence; and

5.	The Audit Committee also has instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Audit Committee

Jason Barr
Louis Gleckel Warren Hirsch (Chairman)

The foregoing report of the Audit Committee shall not be deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, nor shall such report be incorporated by reference by any general statement incorporating by reference this proxy statement or future filings into any filing under such Acts except to the extent that the Company specifically incorporates such report by reference.

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Audit and NON-Audit Fees

The table set forth below lists the fees billed to the Company by Morison Cogen LLP, the Company’s current principal accountant for 2022, and Friedman LLP, the Company’s former principal accountant, for 2021, as described below.

Description	2022	2021
Audit fees(1)	$66,000	$388,500
Audit-related fees(2)	60,354	109,775
Tax fees	—	—
All other fees(3)	—	62,704
Total	$126,354	$560,979

(1)	Audit fees consist of fees related to the audit of our annual financial statements and reviews of our quarterly financial statements.

(2)	Audit-related fees consist of fees related to comfort letter procedures and the provision of an audit opinion given in connection with our transition of auditors. For 2022, the $60,354 in fees billed were billed by Marcum who merged with Friedman LLP in September of 2022.

(3)	The amount for 2021 consists of acquisition-related fees and administrative/technical charges billed to the Company by Friedman.

The Audit Committee reviews and pre-approves all audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted under applicable law). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

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PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of our Audit Committee, the Board has appointed Morison Cogen LLP as the Company’s independent public auditor for the fiscal year ending December 31, 2023. Although the selection of auditor does not require ratification, the Board has directed that the appointment of Morison Cogen LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. We do not expect a representative of Morison Cogen LLP to attend the Annual Meeting.

Required Vote

Approval of the ratification of our independent registered public accounting firm will require the affirmative vote of a majority of the votes cast on such proposal by the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A quorum must be present at the Annual Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS, UPON THE RECOMMENDATION OF THE AUDIT COMMITTEE, RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MORISON COGEN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE RATIFICATION OF MORISON COGEN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL 3 – APPROVAL OF THE AMENDED AND RESTATED 2022 EQUITY COMPENSATION PLAN

On April 23, 2023, our Board approved the amendment and restatement of our 2022 Plan (the “Amended and Restated 2022 Plan”), which, if approved by our stockholders, will increase the number of shares reserved for issuance under the 2022 Plan by 700,000 shares. The Amended and Restated 2022 Plan is attached as Appendix A to this Proxy Statement.

As of April 20, 2023, there remained 3,285 shares available for future issuance under the 2022 Plan, which our Board has determined to be insufficient for the Company’s growth.

Because grants under the Amended and Restated 2022 Plan will be within the discretion of the Compensation Committee at various future dates, it is not possible as of the date of this Proxy Statement to accurately determine future benefits that will be received by our executive officers and other plan participants.

In setting the amount of shares proposed to be added to the 2022 Plan, our Compensation Committee and the Board considered the total amount of awards outstanding under existing grants and available for new awards, as well as anticipated stock award grants over the next year. Our Compensation Committee believes that 700,000 additional shares is appropriate at this time to allow us to grant awards over at least the next year.

The Company believes that it has a strong business model and that it will continue to achieve improved financial operations and results in future years. In order to achieve this future success, the Company will need to attract, retain and motivate key personnel and potential hires. The Board believes that equity-based compensation will continue to be essential to permit the Company to successfully continue the pursuit of these objectives. Accordingly, the Board is proposing the Amended and Restated 2022 Plan to permit the continued issuance by the Company of equity-based compensation.

The Amended and Restated 2022 Plan as proposed is otherwise unchanged from the 2022 Plan as approved by the stockholders, except for the increase in the total authorized shares thereunder.

The principal features of the Amended and Restated 2022 Plan include:

●	No Discount Stock Options: The Amended and Restated 2022 Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.

●	No Repricing of Stock Options: The Amended and Restated 2022 Plan prohibits the repricing of stock options without stockholder approval.

●	Independent Committee Administration: The Amended and Restated 2022 Plan will be administered by the Compensation Committee of the Board, whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act, and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act, and “independent directors” as required by Nasdaq.

●	No Evergreen Feature: The Amended and Restated 2022 Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the Amended and Restated 2022 Plan.

●	No Transfer for Value: Participants are not permitted to transfer awards for value under the Amended and Restated 2022 Plan.

●	Material Amendments to the Plan Require Stockholder Approval: The Amended and Restated 2022 Plan provides that a material amendment to the Amended and Restated 2022 Plan will not be effective unless approved by the Company’s stockholders.

A description of the Amended and Restated 2022 Plan is included below. It is not a complete statement of the Amended and Restated 2022 Plan. The full text of the Amended and Restated 2022 Plan, which has been marked to show changes from the existing 2022 Plan, is attached as Appendix A to this Proxy Statement. The Amended and Restated 2022 Plan became effective on April 23, 2023, subject to stockholder approval of this Proposal 3 at the Annual Meeting.

Purpose. The purpose of the Amended and Restated 2022 Plan is to aid us and our affiliates in recruiting and retaining key employees of outstanding ability and to motivate those employees to exert their best efforts on our behalf and the behalf of our affiliates by providing incentives through the granting of options, restricted stock awards, restricted stock units (“RSUs”), and stock-based compensation, to relate employees’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase employees’ stock ownership in the Company.

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Eligibility. All of the Company’s employees, including employees who are officers, and our directors are eligible to participate in the Amended and Restated 2022 Plan. Consultants and advisors who perform services for the Company are also eligible to participate in the Amended and Restated 2022 Plan. As of April 20, 2023, the Company had three non-employee directors and 133 employees (including those at the subsidiary level), which include two executive officers, who were eligible to participate in the 2022 Plan. In addition, the Company routinely utilizes varying levels of consultants and advisors to conduct its normal business operations.

Shares Subject to the Plan. The 2022 Plan currently authorizes the issuance of 1,275,785 shares (subject to the counting, adjustment and substitution provisions of the 2022 Plan). Shares that are subject to awards under the 2022 Plan which terminate, expire, forfeit or lapse without the payment of consideration (or awards settled in cash in lieu of shares) may be granted again under the 2022 Plan.

If the Amended and Restated 2022 Plan is approved by our stockholders, the number of shares authorized for issuance will be (i) 700,000, plus (ii) the number of shares available under the 2022 Plan immediately prior to stockholder approval of the Amended and Restated 2022 Plan (as of April 23, 2023, 3,285 shares were available under the 2022 Plan, subject to the counting, adjustment and substitution provisions of the Plan), plus (iii) , that number of shares that are represented by awards which previously have been granted and are outstanding under the 2022 Plan (including those granted under the predecessor 2010 Equity Compensation Plan) on the date the Amended and Restated 2022 Plan is approved by stockholders of the Company and which subsequently expire or otherwise lapse, are terminated or forfeited, are settled in cash, or exchanged with the Administrator’s permission, prior to the issuance of shares, for awards not involving shares of common stock, without the issuance of the underlying shares, all of which may be issued as ISOs to the extent approved or by prior stockholder approval.

Administration. The Amended and Restated 2022 Plan will be administered by the “Committee,” which is the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the Amended and Restated 2022 Plan to establish, amend and rescind any rules and policies relating to the Amended and Restated 2022 Plan and to make any other determinations that it deems necessary or advisable for the administration of the Amended and Restated 2022 Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated 2022 Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee will have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Amended and Restated 2022 Plan and, except with respect to the provisions prohibiting repricing of any award granted under the Amended and Restated 2022 Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the Amended and Restated 2022 Plan.

Limitations. No award may be granted under the Amended and Restated 2022 Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options. The Committee may grant non-qualified stock options and incentive stock options, which will be subject to the terms and conditions as set forth in the Amended and Restated 2022 Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the Amended and Restated 2022 Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options), and all stock options that are intended to qualify as incentive stock options will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum term for stock options granted under the Amended and Restated 2022 Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised will be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee provides in the option agreement or otherwise, through net settlement in shares.

Restricted Stock. Restricted stock awards may be granted under the Amended and Restated 2022 Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of restricted stock granted to any employee, director or consultant and, subject to the provisions of the Amended and Restated 2022 Plan, will determine the terms and conditions of such awards. The Committee may impose whatever conditions to vesting it determines to be appropriate (for example, the Committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Committee provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units. Awards of RSUs may be granted under the Amended and Restated 2022 Plan. A RSU is the right to receive shares at a future date. The Committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the time at which RSUs will vest.

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Other Stock-Based Awards. In addition to stock options, restricted stock and RSUs, the Committee may grant or sell awards of shares, including performance-based awards. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee has the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

Effect of Certain Events on the Amended and Restated 2022 Plan. In the event of any change in the outstanding shares of our common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution or special dividend to stockholders of shares, cash or other property (other than regular cash dividends) or any similar event, the Committee without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares or other securities issued or reserved for issuance as set forth in the Amended and Restated 2022 Plan or pursuant to outstanding awards and the per share exercise price thereof, as applicable; provided that the Committee determines in its sole discretion the manner in which such substitution or adjustment will be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee will accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options will be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options will terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the Amended and Restated 2022 Plan, a Change of Control means the occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the shares that, together with the shares held by such Person, constitutes more than 50% of the total voting power of the shares of the Company. No Change of Control will have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional shares by any one Person, who is considered to own more than 50% of the total voting power of the shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” will mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

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Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A of the Code.

Nontransferability of Awards. Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences. The current United States federal income tax treatment of awards under the Amended and Restated 2022 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Amended and Restated 2022 Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options. There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying stock on the date of exercise and the exercise price. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Incentive Stock Options. There generally are no federal income tax consequences upon the grant of an incentive stock option. A recipient does not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price is included in alternative minimum taxable income.

Income is recognized upon the sale of stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the person recognizes long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company is not entitled to any corresponding tax deduction.

If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition is taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and, generally, the Company is entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income is long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price results in income (or loss) to the participant and, to the extent of recognized income, a tax deduction for the Company. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrenders shares that were not received upon the exercise of an incentive stock option, the participant recognizes no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares continues to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when the participant sells the shares begins on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares equals the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares begins on the date the shares were exercised.

Restricted Stock. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions.

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RSUs. A participant will not recognize income at the time RSUs are granted. The participant will recognize ordinary income at the time the RSUs vest, in an amount equal to the fair market value of the shares delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Tax Withholding. The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the Amended and Restated 2022 Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Amendment and Termination. The Committee may amend, alter or discontinue the Amended and Restated 2022 Plan, but no amendment, alteration or discontinuation will be made which, (i) without the approval of our stockholders, would (except as provided in the Amended and Restated 2022 Plan in connection with adjustments in certain corporate events), increase the total number of shares reserved for the purposes of the Amended and Restated 2022 Plan or change the maximum number of shares of common stock for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the Amended and Restated 2022 Plan; provided, however, that the Committee may amend the Amended and Restated 2022 Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute and outstanding option for a new option with a lower exercise price.

Required Vote

Approval of the Amended and Restated 2022 Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A quorum must be present at the Annual Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 2022 PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2022 PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL 4 – APPROVAL OF THE AMENDED AND RESTATED 2022 DIRECTORS’ EQUITY COMPENSATION PLAN

On April 23, 2023, our Board approved the amendment and restatement of our 2022 Directors’ Plan (the “Amended and Restated 2022 Directors’ Plan”), which, if approved by our stockholders, will increase the number of shares reserved for issuance under the 2022 Directors’ Plan by 150,000 shares. The Amended and Restated 2022 Directors’ Plan is attached as Appendix B to this Proxy Statement

As of April 20, 2023, there were 180,000 shares available for future issuance under the 2022 Directors’ Plan, which our Board has determined to be insufficient for the Company’s growth. In setting the amount of shares proposed to be added to the 2022 Directors’ Plan, our Compensation Committee and the Board considered the total amount of awards outstanding under existing grants and available for new awards, as well as anticipated stock award grants to directors in future years.

The Amended and Restated 2022 Directors’ Plan as proposed is otherwise unchanged from the 2022 Directors’ Plan as approved by the stockholders, except for the increase in the total authorized shares thereunder and a provision providing for the adjustment of the per share exercise price of stock options granted under the Amended and Restated 2022 Directors’ Plan in the event of any change in the outstanding shares of common stock of the Company as a result of, among other things, any distribution or special dividend to stockholders of shares, cash or other property.

The principal features of the Amended and Restated 2022 Directors’ Plan include:

●	No Discount Stock Options: The Amended and Restated 2022 Directors’ Plan prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of grant.

●	No Repricing of Stock Options: The Amended and Restated 2022 Directors’ Plan prohibits the repricing of stock options without stockholder approval.

●	Independent Committee Administration: The Amended and Restated 2022 Directors’ Plan will be administered by the Compensation Committee of the Board, whose members satisfy the independence requirements of Rule 10A-3(b)(1) of the Exchange Act, and are “outside directors” as defined under Section 162(m) of the Code, “non-employee directors” as defined in Rule 16b-3 of the Exchange Act, and “independent directors” as required by Nasdaq.

●	No Evergreen Feature: The Amended and Restated 2022 Directors’ Plan does not contain an “evergreen” provision that automatically increases the number of shares authorized for issuance under the Amended and Restated 2022 Directors’ Plan.

●	No Transfer for Value: Participants are not permitted to transfer awards for value under the Amended and Restated 2022 Directors’ Plan.

●	Material Amendments to the Plan Require Stockholder Approval: The Amended and Restated 2022 Directors’ Plan provides that a material amendment to the Amended and Restated 2022 Directors’ Plan will not be effective unless approved by the Company’s stockholders.

A description of the Amended and Restated 2022 Directors’ Plan is included below. It is not a complete statement of the Amended and Restated 2022 Directors’ Plan. The full text of the Amended and Restated 2022 Directors’ Plan, which has been marked to show changes to the existing 2022 Directors’ Plan, is attached as Appendix B to this Proxy Statement. The Amended and Restated 2022 Directors’ Plan became effective on April 23, 2023, subject to stockholder approval of this Proposal 4 at the Annual Meeting.

Purpose. The purpose of the Amended and Restated 2022 Directors’ Plan is to attract and retain highly qualified individuals to serve on the Board, to relate Directors’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase Directors’ stock ownership in the Company. A primary purpose of the plan is to provide the Company with the ability to pay all or a portion of the fees of Directors in restricted stock instead of cash, thereby strengthening the cash flow position of the Company.

Eligibility. All of the Company’s directors are eligible to participate in the Amended and Restated 2022 Directors’ Plan.

Shares Subject to the Plan. The 2022 Directors’ Plan currently authorizes the issuance of (i) 300,000 shares. Shares that are subject to awards under the 2022 Directors’ Plan which terminate, expire, forfeit or lapse without the payment of consideration (or awards settled in cash in lieu of shares) may be granted again under the 2022 Directors’ Plan.

If the Amended and Restated 2022 Directors’ Plan is approved by our stockholders, the number of shares authorized for issuance will be (i) 150,000, plus (ii) the number of shares available under the 2022 Directors’ Plan immediately prior to stockholder approval of the Amended and Restated 2022 Directors’ Plan (as of April 23, 2023, 180,000 shares were available under the 2022 Directors’ Plan, subject to the counting, adjustment and substitution provisions of the Plan), plus (iii) , that number of shares that are represented by awards which previously have been granted and are outstanding under the 2022 Directors’ Plan (including those granted under the predecessor 2010 Directors’ Equity Compensation Plan) on the date the Amended and Restated 2022 Directors’ Plan is approved by stockholders of the Company and which subsequently expire or otherwise lapse, are terminated or forfeited, are settled in cash, or exchanged with the Administrator’s permission, prior to the issuance of shares, for awards not involving shares of common stock, without the issuance of the underlying shares, all of which may be issued as ISOs to the extent approved or by prior stockholder approval.

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Administration. The Amended and Restated 2022 Directors’ Plan is administered by the “Committee,” which is the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the Amended and Restated 2022 Directors’ Plan to establish, amend and rescind any rules and policies relating to the Amended and Restated 2022 Directors’ Plan and to make any other determinations that it deems necessary or advisable for the administration of the Amended and Restated 2022 Directors’ Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Amended and Restated 2022 Directors’ Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee will have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the Amended and Restated 2022 Directors’ Plan and, except with respect to the provisions prohibiting repricing of any award granted under the Amended and Restated 2022 Directors’ Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the Amended and Restated 2022 Directors’ Plan.

Limitations. No award may be granted under the Amended and Restated 2022 Directors’ Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options. The Committee may grant non-qualified stock options, which will be subject to the terms and conditions as set forth in the Amended and Restated 2022 Directors’ Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the Amended and Restated 2022 Directors’ Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our common stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options). The maximum term for stock options granted under the Amended and Restated 2022 Directors’ Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised will be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee has provided in the option agreement or otherwise, through net settlement in shares.

Restricted Stock. Restricted stock awards may be granted under the Amended and Restated 2022 Directors’ Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the Committee. The Committee will determine the number of restricted stock granted to a director and, subject to the provisions of the Amended and Restated 2022 Directors’ Plan, will determine the terms and conditions of such awards. The Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Committee provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units. Awards of RSUs may be granted under the Amended and Restated 2022 Directors’ Plan. An RSU is the right to receive shares at a future date. The Committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the time at which RSUs will vest.

Other Stock-Based Awards. In addition to stock options, restricted stock and RSUs, the Committee may grant or sell awards of shares, including performance-based awards. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee will have the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

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Effect of Certain Events on Amended and Restated 2022 Directors’ Plan. In the event of any change in the outstanding shares of our common stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution or special dividend to stockholders of shares, cash or other property (other than regular cash dividends) or any similar event, the Committee without liability to any person will make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of shares or other securities that may be issued as set forth in the Amended and Restated 2022 Directors’ Plan or pursuant to outstanding awards; provided that the Committee will determine in its sole discretion the manner in which such substitution or adjustment will be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding award then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee will accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel award for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards, or (iii) provide that the stock options will be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options will terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the Amended and Restated 2022 Directors’ Plan, a Change of Control means the occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the shares that, together with the shares held by such Person, constitutes more than 50% of the total voting power of the shares of the Company. No Change of Control will have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional shares by any one Person, who is considered to own more than 50% of the total voting power of the shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” will mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change of control event within the meaning of Section 409A.

Nontransferability of Awards. Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences. The current United States federal income tax treatment of awards under the Amended and Restated 2022 Directors’ Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the Amended and Restated 2022 Directors’ Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

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Nonqualified Stock Options. There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the fair market value of the underlying stock on the date of exercise and the exercise price. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Restricted Stock. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions.

RSUs. A participant will not recognize income at the time RSUs are granted. The participant will recognize ordinary income at the time the RSUs vest, in an amount equal to the fair market value of the shares delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. The Company is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Tax Withholding. The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the Amended and Restated 2022 Directors’ Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Amendment and Termination. The Committee may amend, alter or discontinue the Amended and Restated 2022 Directors’ Plan, but no amendment, alteration or discontinuation will be made which, (i) without the approval of our stockholders, would (except as provided in the Amended and Restated 2022 Directors’ Plan in connection with adjustments in certain corporate events), increase the total number of shares of our common stock reserved for the purposes of the Amended and Restated 2022 Directors’ Plan or change the maximum number of shares for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the Amended and Restated 2022 Directors’ Plan; provided, however, that the Committee may amend the Amended and Restated 2022 Directors’ Plan in such manner as it deems necessary to permit the granting of award meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute and outstanding option for a new option with a lower exercise price.

Required Vote

Approval of the Amended and Restated 2022 Directors’ Plan will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. A quorum must be present at the Annual Meeting for a valid vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED AND RESTATED 2022 DIRECTORS’ PLAN. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2022 DIRECTORS’ PLAN UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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OTHER INFORMATION

Attending the Annual Meeting

The Annual Meeting will take place at the offices of Reed Smith LLP, located at 599 Lexington Avenue, 22nd Floor, New York, NY 10022, on Friday, June 16, 2023, at 4:00 p.m., Eastern Time. If you have questions about attending the Annual Meeting, please contact Reed Smith LLP by phone at (212) 521-5400.

Stockholder Proposals

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90th day prior to such annual meeting, or, if such meeting is announced later than the 90th day prior to the date of such meeting, the 10th day following the day on which public disclosure of the date of such annual meeting was first made.

Other than a proposal made pursuant to Rule 14a-8, each stockholder making a proposal must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such person, except that such person will in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

Other than with respect to a proposal made pursuant to Rule 14a-8, as to each item of business that the stockholder proposes to bring before the annual meeting, such stockholder must provide (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of the stockholder, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing stockholders or (y) between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder proposals is available to stockholders from the Secretary of the Company upon written request and an electronic copy of which is available at the SEC’s website located at www.sec.gov. For business or nominations intended to be brought to the 2024 Annual Meeting of Stockholders, the notice deadline is prior to March 18, 2024 but not earlier than February 16, 2024. Stockholder proposals or director nominations submitted outside these dates may not be presented at the 2024 Annual Meeting of Stockholders.

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2024 Annual Meeting of Stockholders must submit such proposals to the Company by December 28, 2023. Please address such proposals to: Secretary, ProPhase Labs, Inc., 711 Stewart Ave., Garden City, New York 11530.

In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting date, which would be April 17, 2024 for the 2024 annual meeting; provided, however, that if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.

Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

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Householding of Proxy Materials

In some cases, only one copy of this Proxy Statement and our 2022 Annual Report is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2022 Annual Report to a stockholder at a shared address to which a single copy of the documents were delivered. To obtain a separate copy of our Proxy Statement and our 2021 Annual Report, send such request to Robert Morse, Controller, at our offices located at 711 Stewart Ave. Suite 200, Garden City, New York 11530.

Other Business

The Board knows of no business that will be presented for consideration at the meeting other than those items stated above. If any other business should come before the Annual Meeting, votes may be cast pursuant to Proxies in respect to any such business in the best judgment of the person or persons acting under the Proxies. The final results of the balloting at the 2023 Annual Meeting will appear in the Company’s Current Report on Form 8-K within four business days of the meeting.

This Proxy Statement, the Notice of 2023 Annual Meeting of Stockholders and the Company’s 2022 Annual Report are available online at: http://www.astproxyportal.com/ast/07814/.

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your Proxy or voting instructions by mail. Please see the instructions on the Proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

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Appendix A

THE PROPHASE LABS, INC.

AMENDED AND RESTATED
2022 EQUITY COMPENSATION PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to aid ProPhase Labs, Inc. (the “Company”) and its Affiliates in recruiting and retaining employees, consultants and advisors of outstanding ability and to motivate them to exert their best efforts on behalf of the Company and its stockholders by providing incentives through the granting of Awards. The Company expects that it and the Company’s stockholders will benefit from the added interest which such employees, consultants and advisors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2. AMENDMENT AND RESTATEMENT; EFFECTIVE DATE

The Plan, originally titled The Quigley Corporation 2010 Equity Compensation Plan, was ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 5, 2010. The Plan was subsequently amended by the Board, titled the Amended and Restated 2010 Equity Compensation Plan, and ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 6, 2013, May 24, 2016, May 23, 2018, and May 20, 2021. As renamed, ~~this~~the Amended and Restated 2022 Equity Compensation Plan became effective on April 11, 2022 and, as further amended and restated herein, this Amended and Restated 2022 Equity Compensation Plan became effective on the Effective Date, subject to approval of the Company’s stockholders;, and amends and restates the ~~2010~~2022 Equity Compensation Plan in its entirety.

3. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

a) Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by or under common control with the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

b) Award: An Option, Restricted Stock, Restricted Stock Unit, or Other Stock Based Award granted pursuant to the Plan.

c) Beneficial Owner: A “beneficial owner,” as such term is defined in Rule 13(d)(3) of the Exchange Act (or any successor rule thereto).

d) Board: The Board of Directors of the Company.

e) Change of Control: The occurrence of any one of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one person, or more than one person acting as a group (for purposes of SEC Rule 13d) (“Person”), acquires ownership of the Shares that, together with the Shares held by such Person, constitutes more than 50% of the total voting power of the Shares of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional Shares by any one Person, who is considered to own more than 50% of the total voting power of the Shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

Further and for the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, or (2) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

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f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

g) Committee: The Compensation Committee of the Board (or a subcommittee thereof as provided under Section 5), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

h) Company: ProPhase Labs, Inc., a Delaware corporation.

i) Director: A non-employee member of the Board.

j) Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

k) Effective Date: April ~~11~~23, ~~2022~~2023, subject to the approval of the Company’s stockholders.

l) Employment: The term “Employment” as used herein shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a consultant, advisor or other service provider, if the Participant is a consultant, advisor or other service provider to the Company or its Affiliates, and (iii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board.

m) Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

n) Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which such Shares are listed or admitted to trading, (ii) if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such other market in which such prices for the Shares are regularly quoted) or (iii) if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith and consistent with Section 409A of the Code; provided, however that in determining the Fair Market value, the Committee shall not apply a discount for any minority interest. With respect to (i) and (ii) above, if no sale of Shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System or other applicable market on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

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o) ISO: An Option that is also an incentive stock option granted pursuant to Section 7(d) of the Plan.

p) Option: A stock option granted pursuant to Section 7 of the Plan.

q) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

r) Participant: An employee, director, consultant, advisor or other service provider of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

s) Permitted Holder(s): “Permitted Holder” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company or (ii) any stockholder of the Company who, together with its affiliates, owns 50% or more of the total voting power of all classes of voting stock of the Company as of the Effective Date, or any affiliate(s) of such stockholder.

t) Person: A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act (or any successor section thereto).

u) Plan: The ProPhase Labs, Inc. Amended and Restated 2022 Equity Compensation Plan as set forth herein.

v) Restricted Stock: An Award granted pursuant to Section 8(b) of the Plan.

w) Restricted Stock Unit: An Award granted pursuant to Section 8(b) of the Plan.

x) Shares: Shares of common stock of the Company.

y) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

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4. SHARES SUBJECT TO THE PLAN

Subject to this Section 4 and Section 9 of the Plan, the total number of Shares which may be issued under the Plan is the sum of (i) ~~1,000,000 Shares plus (ii)~~ the number of Shares available under the ~~2010 Equity Compensation~~ Plan immediately prior to stockholder approval of this Plan (as of ~~April 11, 2022~~April 23, 2023, ~~275,875~~ 3,285 Shares were available under this Plan, subject to the counting, adjustment and substitution provisions of the Plan), plus (ii) 700,000 Shares, plus (iii) that number of Shares that are represented by awards which previously have been granted and are outstanding under the Plan (including those granted under the predecessor 2010 Equity Compensation Plan) on the date the Plan, as amended and restated, is approved by stockholders of the Company and which subsequently expire or otherwise lapse, are terminated or forfeited, are settled in cash, or exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving shares of Common Stock, without the issuance of the underlying Shares, all of which may be issued as ISOs to the extent approved hereunder or by prior shareholder approval. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards under this Plan which terminate, expire, forfeit or lapse without the payment of consideration (or Awards settled in cash in lieu of Shares) may be granted again under the Plan. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award equal to the number of Shares so delivered or withheld shall, however, be counted against the number of Shares granted and shall not again be available for Awards under the Plan. Stock Appreciation Rights to be settled in Shares shall be counted in full against the number of Shares available for award under the Plan regardless of the number of Shares issued upon settlement of the Stock Appreciation Right. All of the Options that are available for issuance under the Plan may be issued as ISOs.

5. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, any of its Affiliates or any of their respective predecessors, or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise, vesting or grant of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable withholding taxes.

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6. LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7. TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted Options, as described in Section 5).

b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than seven years after the date it is granted. Each Option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Option agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

c) Exercise of Options. Except as otherwise provided in the Plan or in an Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, and provided that a sale of Shares by the Participant is permitted at such time under the Company’s insider trading policy then in effect, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent the Committee shall approve in the Option agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Option agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Option agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

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d) ISOs. The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options unless the applicable Option agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

e) Attestation. Wherever in this Plan or in any agreement evidencing an Option a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall, as appropriate, (i) treat the Option as exercised without further payment and/or (ii) withhold such number of Shares from the Shares acquired by the exercise of the Option.

8. OTHER STOCK BASED AWARDS

a) Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock Based Awards”). Such Other Stock Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock Based Awards; whether such Other Stock Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

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b) Restricted Stock Awards and Restricted Stock Units. The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock award hereunder only to the extent specified in the Restricted Stock agreement evidencing such Award. Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i) Terms and Conditions. Each Restricted Stock agreement and each Restricted Stock Unit agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

(ii) Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee. Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 9. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

(iii) Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria (as described in more detail in Section 8(c) below).

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c) Performance Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock Based Awards granted under this Section 8 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.

9. ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution or special dividend to stockholders of Shares, cash or other property (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 17), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 4 of the Plan or pursuant to outstanding Awards and the per share exercise price thereof, as applicable; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.

b) Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee shall accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award. With respect to any Awards that are vested pursuant to the preceding sentence, the Committee may (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Awards, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Awards) over the aggregate exercise price of such Awards, (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 10 days prior to the Change of Control, such Awards shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Awards shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (A) above, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the Shares subject to such Awards is less than or equal to the aggregate Award Price of such Awards.

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10. NO RIGHT TO EMPLOYMENT OR AWARDS

The granting of an Award under the Plan shall impose no obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any Affiliate’s right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Award and there is no obligation for uniformity of treatment of Participants, holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

11. SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

12. NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13. AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the stockholders of the Company, would (except as is provided in Section 11 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Except as set forth in Section 9 hereof, in no event may the Committee or any other entity reprice any Award or substitute an outstanding Award for a new Award with a lower exercise price.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and adopt such appropriate policies and procedures, including amendments and policies or procedures with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

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14. INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

15. CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

16. EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s stockholders.

17. SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.

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Appendix B

THE PROPHASE LABS, INC.

AMENDED AND RESTATED

2022 DIRECTORS’ EQUITY COMPENSATION PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to attract and retain highly qualified individuals to serve on the Board of Directors of the Company, to relate Directors’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase Directors’ stock ownership in the Company. The Company expects that it will benefit from the added interest which such Directors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2. AMENDMENT AND RESTATEMENT; EFFECTIVE DATE

The Plan, originally titled The Quigley Corporation 2010 Directors’ Equity Compensation Plan, was ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 5, 2010. The Plan was subsequently amended by the Board, titled the 2010 Directors’ Equity Compensation Plan, and ratified by the Company’s stockholders at the Company’s Annual Meeting of Stockholders on May 6, 2013, May 23, 2018 and May 20, 2021. ~~This~~As renamed, the Amended and Restated 2022 Directors’ Equity Compensation Plan became effective on April 11, 2022 and, as further amended and restated herein, this Amended and Restated 2022 Directors’ Equity Compensation Plan became effective on the Effective Date, subject to the approval of the Company’s stockholders; and amends and restates the ~~2010~~2022 Directors’ Equity Compensation Plan in its entirety.

3. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) Affiliate: With respect to the Company, any entity directly or indirectly controlling, controlled by or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(b) Award: An Option, Restricted Stock, Restricted Stock Unit, or Other Stock Based Award granted pursuant to the Plan.

(c) Beneficial Owner: A “beneficial owner,” as such term is defined in Rule 13d-3 under the Exchange Act (or any successor rule thereto).

(d) Board: The Board of Directors of the Company.

(e) Change of Control: The occurrence of any of the following events:

(i) A change in the ownership of the Company that occurs on the date that any one Person, or more than one Person acting as a group, acquires ownership of the Shares that, together with the Shares held by such Person, constitutes more than 50% of the total voting power of the Shares of the Company. No Change of Control shall have occurred in the event Ted Karkus (the “Executive”) or a group which includes Executive acquires more than 50% of the voting control of the Company. The acquisition of additional Shares by any one Person, who is considered to own more than 50% of the total voting power of the Shares of the Company will not be considered an additional Change of Control; or

(ii) A change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by one of either the Executive or a majority of the members of the Board prior to the date of the appointment or election; or

(iii) A change in the ownership of a “substantial portion of the Company’s assets”, as defined herein. For this purpose, a “substantial portion of the Company’s assets” shall mean assets of the Company having a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such change in ownership. For purposes of this subsection (iii), a change in ownership of a substantial portion of the Company’s assets occurs on the date that any Person acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that constitute a “substantial portion of the Company’s assets.” For purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (a) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (b) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change of Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code.

For the avoidance of doubt, a transaction will not constitute a Change of Control if its primary purpose is to: (1) change the state of the Company’s incorporation, (2) create a holding company that will be owned in substantially the same proportions by the Persons who hold the Company’s securities immediately before such transaction.

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(f) Code: The Internal Revenue Code of 1986, as amended, or any successor thereto.

(g) Committee: The compensation committee of the Board (or a subcommittee thereof as provided under Section 5, or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

(h) Company: ProPhase Labs, Inc., a Delaware corporation.

(i) Director: A non-employee member of the Board.

(j) Disability: Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

(k) Effective Date: ~~April 11~~April 23, ~~2022~~2023, subject to the approval of the Company’s stockholders.

(l) Exchange Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(m) Fair Market Value: On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which such Shares are listed or admitted to trading, or, (ii) if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such other market in which such prices for the Shares are regularly quoted), or, (iii) if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith and consistent with Section 409A of the Code; provided, however that in determining the Fair Market value, the Committee shall not apply a discount for any minority interest. With respect to (i) and (ii) above, if no sale of Shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System or other applicable market on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(n) Option: A stock option granted pursuant to Section 7 of the Plan.

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(o) Option Price: The purchase price per Share of an Option, as determined pursuant to Section 7(a) of the Plan.

(p) Participant: A Director of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

(q) Permitted Holders: “Permitted Holder” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company, or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company, or (ii) any stockholder of the Company who, together with its affiliates, owns 50% or more of the total voting power of all classes of voting stock of the Company as of the Effective Date, or any affiliate(s) of such stockholder.

(r) Person: A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(s) Plan: The ProPhase Labs, Inc. Amended and Restated 2022 Directors’ Equity Compensation Plan.

(t) Restricted Stock: An Award granted pursuant to Section 8(b) of the Plan.

(u) Restricted Stock Unit: An Award granted pursuant to Section 8(b) of the Plan.

(v) Shares: Shares of common stock of the Company.

(w) Subsidiary: A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

4. SHARES SUBJECT TO THE PLAN

Subject to this Section 4 and Section 9 of the Plan, the total number of Shares which may be issued under the Plan is the sum of (i) ~~100,000~~the number of Shares ~~plus (ii) the number of Shares~~ available under the ~~2010 Directors’ Equity Compensation~~ Plan immediately prior to stockholder approval of this Plan (as of ~~April 11, 2022, no~~April 23, 2023, 180,000 Shares were available, under this Plan subject to the counting, adjustment and substitution provisions of the Plan), plus (ii) 150,000 Shares, plus (iii) that number of Shares that are represented by awards which previously have been granted and are outstanding under the Plan (including those granted under the predecessor 2010 Directors’ Equity Compensation Plan) on the date the Plan, as amended and restated, is approved by stockholders of the Company and which subsequently expire or otherwise lapse, are terminated or forfeited, are settled in cash, or exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving shares of Common Stock, without the issuance of the underlying Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate, expire, forfeit, or lapse without the payment of consideration (or Awards settled in cash in lieu of Shares) may be granted again under the Plan. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award equal to the number of Shares so delivered or withheld shall, however, be counted against the number of Shares granted and shall not again be available for Awards under the Plan.

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5. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be awarded under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, any of its Affiliates or any of their respective predecessors, or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise, vesting or grant of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable withholding taxes.

6. LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

7. TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a) Option Price. The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted Options, as described in Section 4).

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(b) Exercisability. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than seven years after the date it is granted. Each Option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Option agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(c) Exercise of Options. Except as otherwise provided in the Plan or in an Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 7 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, and provided that a sale of Shares by the Participant is permitted at such time under the Company’s insider trading policy then in effect, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent the Committee shall approve in the Option agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Option agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Option agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a stockholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d) Attestation. Wherever in this Plan or in any agreement evidencing an Option a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall, as appropriate, (i) treat the Option as exercised without further payment and/or (ii) withhold such number of Shares from the Shares acquired by the exercise of the Option.

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8. OTHER STOCK-BASED AWARDS

(a) Generally. The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

(b) Restricted Stock Awards and Restricted Stock Units. The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock award hereunder only to the extent specified in the Restricted Stock agreement evidencing such Award. Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:

(i) Terms and Conditions. Each Restricted Stock agreement and each Restricted Stock Unit agreement shall contain provisions regarding (A) the number of Shares subject to such Award or a formula for determining such, (B) the purchase price of the Shares, if any, and the means of payment for the Shares, (C) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (D) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Committee, (E) restrictions on the transferability of the Shares and (F) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.

(ii) Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee. Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 9. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.

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(iii) Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued employment, passage of time and/or such performance criteria (as described in more detail in Section 8(c) below).

(c) Performance Based Awards. Notwithstanding anything to the contrary herein, certain Other Stock Based Awards granted under this Section 8 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.

9. ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution or special dividend to stockholders of Shares, cash or other property (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 17), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 4 of the Plan or pursuant to outstanding Awards and the per share exercise price, as applicable; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.

(b) Change of Control. In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee shall accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award. With respect to any Awards that are vested pursuant to the preceding sentence, the Committee may (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Awards, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Awards) over the aggregate exercise price of such Awards, (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 10 days prior to the Change of Control, such Awards shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Awards shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (A) above, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the Shares subject to such Awards is less than or equal to the aggregate Award Price of such Awards.

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10. NO RIGHT TO AWARDS

No Participant or other Person shall have any claim to be granted any Award and there is no obligation for uniformity of treatment of Participants, holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

11. SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

12. NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

13. AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the stockholders of the Company, would (except as is provided in Section 9 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant, or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Except as set forth in Section 9 hereof, in no event may the Committee or any other entity reprice any Award or substitute an outstanding Award for a new Award with a lower exercise price.

B-9

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and adopt appropriate policies and procedures, including amendments and policies or procedures with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

14. INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

15. CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

16. EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s stockholders.

17. SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 17 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 17.

B-10

ANNUAL MEETING OF STOCKHOLDERS OF

PROPHASE LABS, INC.

June 16, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available at http://www.astproxyportal.com/ast/07814/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430330000000001000 8 061623

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the four nominees listed below to the Company's board of directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified.

NOMINEES:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

○ Ted Karkus
○ Jason Barr
○ Louis Gleckel, MD
○ Warren Hirsch

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY BE PROPERLY COME BEFORE THE ANNUAL MEETING.

Check here if you plan to attend the meeting ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign full partnership name by a duly authorized person.

0

PROPHASE LABS, INC.

PROXY CARD

The undersigned hereby: (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of ProPhase Labs, Inc. (the "Company") to be held on Friday, June 16, 2023, 4:00 p.m. Eastern Time, at the offices of Reed Smith LLP located at 599 Lexington Avenue, New York, New York 10022, and the Proxy Statement in connection therewith, each dated April 27, 2023; (b) appoints Ted Karkus and Robert Morse, and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all of the shares of Common Stock of the Company, held of record by the undersigned as of the close of business on April 20, 2023, at such Annual Meeting and at any adjournment(s) and postponement(s) thereof; and (d) revokes any Proxies heretofore given.

(IMPORTANT - TO BE SIGNED AND DATED ON THE REVERSE SIDE)

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